UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2022

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street,	Suite 3000,	Cleveland,	Ohio	44114
(Address of principal executive offices)				(Zip Code)
(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
On November 1, 2021, a purported stockholder of the Company filed a derivative complaint, captioned Sciabacucchi v Howley, et al. C.A. No. 2021-0938-LWW (the “Derivative Action”), in the Delaware Court of Chancery (the “Court”). The complaint, which names certain directors of the Company (the “Director Defendants”) as defendants, alleges that the Director Defendants awarded and received excessive compensation. The Director Defendants have denied, and continue to deny, any and all allegations of wrongdoing or liability asserted in the Derivative Action.
Nonetheless, solely to eliminate the uncertainty, distraction, disruption, burden, risk and expense of further litigation, the Company and the Director Defendants entered into a Stipulation and Agreement of Compromise, Settlement and Release (the “Stipulation”) with the plaintiff on August 19, 2022. Pursuant to the terms of the Stipulation, the Director Defendants have agreed to implement and maintain certain changes to the Company’s compensation policies and practices, all of which have previously been disclosed in the Company’s most recent proxy statement. The Company will also be responsible for the payment of plaintiff’s attorneys’ fees. The proposed settlement, as set forth in the Stipulation, is subject to approval by the Court. If approved, the proposed settlement will (i) fully resolve the Derivative Action by dismissing all asserted claims with prejudice and (ii) release all claims related to the allegations in the Derivative Action.
A copy of the Notice of Pendency of Settlement of the Action (the “Notice”) is attached hereto as Exhibit 99.1. Copies of the Notice and the Stipulation are available on the Company’s website at www.Transdigm.com/investor-relations/other-information/.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Notice of Pendency of Settlement of the Action dated August 26, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Halle Fine Martin
Name:	Halle Fine Martin
Title:	General Counsel, Chief Compliance Officer and Secretary

Date: August 26, 2022